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                                                                    EXHIBIT 21.1

                           SUBSIDIARIES OF REGISTRANT
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                                                            STATE OR COUNTRY
                    NAME OF SUBSIDIARY                      OF INCORPORATION
-------------------------------------------------------   --------------------
Bplast 17 Member (DE) LLC                                 Delaware
Bplast Landlord (DE) LLC                                  Delaware
Conduit BV                                                Netherlands
CPA 15-17 Laur BV                                         Netherlands
CPA 17 International Holding and Financing LLC            Delaware
CPA 17 Pan-European Holding Cooperatif UA                 Netherlands
CPA:17 Limited Partnership                                Delaware
CPA:17 Paying Agent LLC                                   Delaware
Crate (GER) QRS 16-142, Inc.                              Delaware
Flex (NE) LLC                                             Delaware
Flex Member (NE) LLC                                      Delaware
Gorzow Beaver 17-3 BV                                     Netherlands
Pole Landlord (LA-TX) LLC                                 Delaware
Tech (GER) 17-1 BV                                        Netherlands
Tech Landlord (GER) LLC                                   Delaware
Temp (GER) 17-2 BV                                        Netherlands
Wgn (GER) LLC                                             Delaware
WPC 17-4 BV                                               Netherlands
WPC 17-5 BV                                               Netherlands
WPC 17-6 BV                                               Netherlands
WPC 17-7 BV                                               Netherlands
WPC 17-8 BV                                               Netherlands
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